SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2010

Diamond Information Institute, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	333-149978	22-2935867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1810 E. Sahara Ave, Suite 1515 Las Vegas, NV	89104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (702) 666-8570

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 1, 2010, Board of Directors of the Registrant accepted the resignation of Silberstein Ungar, PLLC (“Silberstein”), as its independent registered public accounting firm. On November 8, 2010, the accounting firm of Sadler, Gibb & Associates (“SG&A”) was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant approved the appointment of SG&A as its independent auditor.

Other than the disclosure of uncertainty regarding the ability for the Company to continue as a going concern which was included in Silberstein’s audit report on the financial statements for the year ended December 31, 2009, the principal accountant’s report on the financial statements for the year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.  For the fiscal year ended and all interim periods from the date Silberstein was engaged to be the Registrant’s independent registered public accounting firm on October 27, 2009 through Silberstein’s termination on November 1, 2010, Silberstein disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its reports on the financial statements for the Registrant.  There have been no other disagreements, except as noted in the following paragraphs, between the Company and Silberstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Silberstein would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

During Silberstein’s review of the financial statements and other contents of the Form 10Q for the period ended June 30, 2010, there were ongoing discussions about the appropriateness of the Registrant’s accounting of an acquisition of a subsidiary completed during that fiscal quarter.  While the Company was in discussion with Silberstein but prior to receiving Silberstein’s consent to file the Form 10Q, the Registrant erroneously filed its form 10Q for the period ended June 30, 2010.

Silberstein resigned as the Registrant’s independent registered public accounting firm on November 1, 2010 with no resolution to the issue of the proper accounting for the acquisition made during the fiscal quarter ended June 30, 2010 or regarding amending the Form 10Q filed for the period ended June 30, 2010.

On November 8, 2010, the Registrant engaged SG&A as its independent registered public accounting to provide reviews of its financial statements and quarterly filings of Form 10-Q for the quarterly periods ended June 30, 2010,  September 30, 2010 and March 31, 2011and to provide audit services for the annual filing of Form 10-K for the period ended December 31, 2010.  Prior to such date, the Registrant, did not consult with SG&A regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

The Company immediately began to address the proper accounting for the acquisition made during the fiscal quarter ended June 30, 2010 and to bring its filings current.  The Registrant also made significant internal changes to ensure that the Company’s accounting was in accordance with U.S. generally accepted accounting principles and to improve communication with its independent registered public accounting firm.  The most significant changes include the appointment of a new Chief Executive Officer, Christopher Glover, and the hiring of a third party  accounting firm to consult and aid in the accounting and preparation of its financial statements.  The Registrant is currently in the process of having its financial statements to be included in the Forms 10Q for the periods ended September 30, 2010 and March 31, 2011 reviewed by SG&A and the financial statements to be included in its Form 10K for the year ended December 31, 2010 audited by SG&A.

The Registrant amended its filing of Form 10Q for the period ended June 30, 2010 on December 16, 2010 to indicate that the financial statements contained therein were not reviewed and that the original filing was substantially deficient.  On April 4, 2011 the Registrant amended its filing of Form 10Q/A for the period ended June 30, 2010 filed on December 16, 2010 which had been reviewed by SG&A, a PCAOB registered accounting firm, and as such, the Form 10Q/A was no longer substantially deficient.  The Registrant also believes that the accounting for the acquisition made during the fiscal quarter ended June 30, 2010 has been properly accounted for according to U.S. generally accepted accounting principles.  A description of the accounting is provided below.

On September 28th, 2009 Diamond Information Institute Inc. (the “Company”) entered into a Memorandum of Understanding (“MOU”) with Serengeti Consulting Inc. (“Serengeti”) to purchase all of the capital stock of Serengeti. This agreement was approved by the Board on May 14, 2010 and completed on May 17, 2010.  The Company issued 250,000 shares of Preferred C stock in a stock for stock transaction for all of the shares of Serengeti. Serengeti is currently a wholly owned sub of the Company.  As part of this transaction, the Company recognized a purchase price of $25, which comprised of the following components:

Property and equipment, net	$277,279
Intangible assets	373,767
Net liabilities acquired	(651,021)
Purchase price	$25

On June 30, 2010, the Company evaluated the carrying value of its intangible assets, including goodwill.  Due to the Company’s current net loss position and uncertainty of cash flow, the Company impaired all intellectual property and goodwill.  This resulted in an impairment expense of $373,767.

The Registrant has requested that Silberstein Ungar, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter, Silberstein Ungar PLLC CPA’s and Business Advisors
99.1	Letter of termination from Silberstein Unger, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Information Institute, Inc.

/s/Christopher Glover

Christopher Glover

Chief Executive Officer

Date:  June 2, 2011

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